EQUIPMENT LEASE
                                 ---------------

     This equipment lease is made by and between FRL ENTERPRISES, INC. as Lessor (hereinafter "FRL") and IMAGICA ENTERTAINMENT, INC. as Lessee (hereinafter "IMAGICA") who agree as follows:

     1. Introduction: FRL shall lease to Imagica certain sign making and inkjet equipment (sometimes collectively "equipment"), as more particularly described hereinafter, upon the terms and conditions set forth herein.

     2. Sign Making Equipment Defined: The sign making equipment consists of the following components which shall, for the purpose of this lease, be considered a single unit:

     A. Signmaking System-Computer, Software, Wide Format Plotter with Autofeed.

     B. 1 each-Dell  Dimension Pentium II @ 300MHz,  Mid Tower Case, 128 Mb RAM,
     8.4 Gb HDD, 32X Variable Speed CD ROM, Diamond Permedia 8 Mb Video Adapter, Internal ZIP (EIDE), 17" Trinitron Monitor, U.S. Robotica 33/56K Modem, Adaptec SCSI II Interface, Windows '95 Operating System, Microsoft Office Small Business Edition, McAfee Antivirus, 3 year parts, 1 year On-Site Labor.

     C. Upgrade warranty to 3 years On-Site

     D. 1 each-CASmate Pro Signmaking Software with Free Inspire Upgrade includes 1200+ fonts and 2500+ pieces clipart.

     E. 1 each-Graphic FC3100-120 Cutter.

     3. Inkjet Equipment Defined: The inkjet equipment consists of the following components which shall, for the purpose of this lease, be considered a single unit:

     A. 1 each MacIntosh Design Station with Unax Supermac 5900 Base/G3 250 MHz (640E Processor), 166 MHz Cache (1 Mb), Mini Tower Case, 128 Mb RAM, 4 GB HDD, 3.5" Floppy drive, 24x CD, IMS 128m Graphics Card (Millions of Color), External lO0 Mb Zip drive, 21" High Resolution Graphics Monitor (.28 Dot Pitch, 85Hz).

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Equipment Lease
FRL to Imagica
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     B.  Application   Software  for  Mac:  Quark  Express  Version  4.0,  Adobe
Illustrator Versions 7.0, Adobe Pagemaker Version 6.5, Macomedia Freehand Version.8.0.

     C. PC Design/RIP Station: Dell Powered Pentium II dual processor @ 300MHz, tower case, 128 Mb RAM, 9 Gb SCSI HDD, 12-24X SCSI CD-ROM, Matrox Millennium 8 Mb Video Adapter, Internal SCSI Zip drive, 17" Trinitron Monitor, Adaptec SCSI II interface card, Windows NT Server operating system, External SCSI Support for printer, 3 years parts, 1 year on-site labor.

     D. Application Software for PC: Corel Draw version 8.0 software suite.

     E. Networking of the Adobe Systems: 1 each-100 Base-T Networking of Above PC and MacIntosh Computer, includes network interface cards, 5-port 100 Base-T hub, and 2X 50' Level II UTP cables.

     F. 1 each-additional PC computers (up to total 5 mix/match PC/Mac.

     G. Auxiliary Storage/Drive Options: 1 each-2 Gb Iomega External SCSI Jazz Drive.

     H. Piezo Print 5000 ColorBlend Inkjet Printer (MII Demo): 1 each-Large format color ink jet printer for media from 24" up to 54", using high quality UV (ultra violet) resistant and water resistant indoor/outdoor inks, 309 DPI, SCSI II interface Cable, power cord, Bar Coded Reader and User Manual, Installation included at no additional charge, printing system provides selectable printing speeds of 90, 180, and 360 square feet hour.

     I. 1 each-Onyx PosterShop Pro Software System, includes Size/Crop, tiling, color correction, color calibration, preview/print, pipeline power surge, PostScript Level 2 Interpreter, PlezoPrint Drive and manual.

     J. 1 each-Option for Onyx Client Server: a powerful and productive queue based system for stacking jobs, simultaneous job setup, process and printing.

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Equipment Lease
FRL to Imagica
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     K. 1 each-Installation Supplies Kit (required with all orders):

          1.   one set of four 1 qt. ink bottles
          2.   one full of 90G PVK bond media
          3.   one blotter kit for head cleaning; one - waste ink bottle.

     L. Imaging Quality Scanner.

     M. 1 each-Seal Image 600 dual Hot Roller Hot/Cold Laminator, 1 pass hot sealing, requires 50-60 Hz, 208-230V AC single phase @ 30 A.

     4.   Lease   Term:   The   term   of   this   lease   shall   commence   on
_______________,1998 and continue for a period of thirty-six (36) months unless earlier terminated in accordance with the provisions of this equipment lease.

     5. Security Deposit: At the commencement of this equipment lease, Imagica shall pay to FRL a security deposit in the total amount of SIX THOUSAND ONE HUNDRED DOLLARS ($6,100.00). This security deposit shall be held by FRL in a segregated interest bearing account. In the event of non-payment of rent, non-payment of taxes, or damage to the leased equipment, FRL may apply the security deposit against money owed by Imagica. If at the termination of this equipment lease all rent and taxes have been paid and the equipment returned to FRL undamaged, ordinary wear and tear excepted, the security deposit and all accrued interest shall be returned to Imagica within ten days of termination.


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Equipment Lease
FRL to Imagica
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     6. Rent: As rent for the sign making equipment,  Imagica shall pay to FRL a lump sum of ONE THOUSAND ONE HUNDRED DOLLARS ($1,100.00) per month, payable at the commencement of this equipment lease (pro-rated) and on the first day of each month thereafter. This lump sum rent shall not be either increased or decreased as a result of production or output. As rent for the inkjet equipment, Imagica shall pay to FRL a variable rent based upon the volume of production or
output  produced   through  the  use  of  the  inkjet   equipment   (hereinafter
"throughput"). This variable rent shall be charged at the rate of ONE DOLLAR ($1.00) per square foot of throughput; provided however, in no event shall the total rent for the inkjet equipment be less than FIVE THOUSAND DOLLARS ($5,000.00) per month, every month (hereinafter "minimum rent"). Throughput in excess of 7,000 square feet in any month shall be paid in options to acquire Imagica common stock rather than in cash. The terms and conditions of this stock option are:

     1) FRL shall be granted a prepaid option to acquire the number of shares of common stock of Imagica equal to the product of 1.2 multiplied by the quotient of the number of square feet in excess of 7,000 square feet for the month (hereinafter "establishing month") divided by the average per share market price for Imagica common stock during the last five trading days of the establishing month.

     2) All prepaid options to acquire common stock shall be calculated as of the final day of each month for which throughput exceeds 7,000 square feet (i.e.: each establishing month).

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Equipment Lease
FRL to Imagica
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     3)   For each monthly  option granted to FRL, FRL may for a period of three years subsequent to the last day of the establishing month acquire from Imagica all, or any portion, of the shares of common stock which are subject to each granted option by giving written notice of exercise of the option to Imagica on or before the last day of the three year period.

     4) Within fifteen days of written notice of exercise, Imagica shall issue to FRL, at no cost to FRL, those shares of common stock set forth in the notice of exercise.

Throughput in excess of five thousand square feet in any prior subsequent month shall not be a credit against the minimum rent due for any month in which throughput is less than five thousand square feet. The variable rent for the inkjet equipment shall be payable weekly with each weekly payment being due on Friday for the throughput produced during the seven day period which concludes at the close of business on the Wednesday before the Friday upon which payment is due. Any additional payment necessary to meet the required minimum rent shall be paid within five days of the end of each calendar month.

     7. Initial Month Proration: In the event that commencement of this equipment lease is on any day other than first day of the calendar month, both the first and last month of the lease will be pro-rated as to lump sum, variable and minimum rent based upon the number of total days in that calendar month. Otherwise, all lump sum, variable, and minimum rent shall be calculated and paid based upon a calendar month.


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Equipment Lease
FRL to Imagica
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     8. Taxes:  All Federal,  State, or local taxes assessed as a result of this equipment lease or ownership of the equipment (including but not limited to sales tax and tangible personal property tax) shall be paid by Imagica to FRL at the time the tax is due and FRL shall remit the tax to the proper authority.

     9. Options to Renew: Imagica has the option; but not the obligation, to renew this equipment lease for an additional thirty-six month period at the end of its term upon the same terms and conditions as set forth in this equipment lease except that "minimum rent", as defined in paragraph 6, shall be $1,250.00 per month. Alternatively, at the end of the initial lease term Imagica may purchase the equipment for a sun equal to thirty-five percent (35%) of the original purchase price paid by FRL. Provided however, nothing contained herein shall be construed to convey any present ownership interest in the equipment to Imagica unless and until the option to purchase is exercised and the purchase price actually paid. In order to exercise either the option to renew or the option to purchase, Imagica shall give written notice to FRL within sixty days of the conclusion of the lease term. Failure to exercise either option within this said sixty day period shall be deemed a forfeiture of both options.

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Equipment Lease
FRL to Imagica
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     10. Repair and Maintenance: FRL represents to Imagica that the equipment is being purchased new by FRL and that Imagica will be the first user of the equipment. Any eligible repairs or maintenance pursuant to the terms of any manufacturer's or other warranty shall be made under the warranty and FRL and Imagica shall cooperate together to facilitate such warranty repair. If extended warranties are available, Imagica has the option but not the obligation to purchase such extended warranties at its own expense in which event FRL shall sign such documents as may reasonably necessary to purchase such extended warranties which purchase must be prepaid by Imagica. All non-warranty repairs and maintenance shall be performed by Imagica at its own expense (both as to labor and material) when recommended by the manufacturer or when reasonable necessary; whichever occurs first.

     11. Termination for Cause: This equipment lease may be terminated by FRL in the event any rent payment based upon monthly calculation remains unpaid for a period of five calendar days or any rent payment based upon a weekly calculation remains unpaid for a period of three calendar days. No notice of non payment shall be necessary as a condition precedent to termination based upon

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Equipment Lease
FRL to Imagica
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non-payment of rent.  FRL may terminate  this equipment  lease in the event that
Imagica fails to maintain or repair the equipment within five calendar days of written notice of demand for repair or maintenance. Likewise, FRL may terminate, but is not required to terminate, this equipment lease if both Jeff Reed and Bill White are discharged or constructively discharged from employment by Imagica.

     12. Surrender of Equipment: Within five calendar days from the date this equipment lease terminates for any reason, Imagica shall peacefully surrender the equipment to FRL in as good a condition as when originally delivered by FRL to Imagica excepting only ordinary wear and tear.

     13. Non-Removal: Without the prior consent of FRL, no portion of the equipment may be removed from the current premises of Imagica located at 1518 S.W. 12th Avenue, Ocala, Florida.

     14. Access: Upon reasonable notice and during normal business hours, FRL shall be given full and complete access to inspect the equipment wherever the equipment may be located on the premises of Imagica.

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Equipment Lease
FRL to Imagica
Page --9--


     15. Non-Assignability: This equipment lease shall not be assigned by Imagica without the prior written consent of FRL which consent may be granted or denied in the sole discretion of FRL.

     16. Notices: Any notice required to be in writing pursuant to the terms of this equipment lease shall be deemed delivered when placed in the U.S. mail, certified mail, return receipt requested, properly addressed with appropriate postage affixed thereto. Notices required to be in writing shall be addressed as follows:

     as to Imagica:

     1518 S.W. 12th Avenue, Ocala, Florida 34474.


     As to FRL:

     5500 S.E. 8th Street, Ocala, Florida 34471.

     17. Attorney Fees: In the event that litigation arises as the result of any claimed breach of this equipment lease, the prevailing party shall be entitled to recover all costs of litigation; including a reasonable attorney fee.



                                            FRL ENTERPRISES, INC.

/s/ Carol M. Monise                         By: /s/ Jeffrey M. Reed
---------------------------                 Name printed:
Witness                                     Title/position: President

/s/ Olga Barrete
---------------------------
Witness

STATE OF FLORIDA
COUNTY OF MARION

     The foregoing instrument was acknowledged before me this 6th day of May, 1998 by Jeffrey M. Reed, as authorized representative of FRL ENTERPRISES, INC., who is personally known to me or who has produced _______________ as identification and who did/did not take an oath.

[SEAL]                    Signature:  /s/ Tracie M. Dawson
                          Print Name: Tracie M. Dawson
                          Title/ Rank:
                          My commission expires: 6-12-99



                                         IMAGICA ENTERTAINMENT, INC.
/s/ Carol M. Monise
-------------------------
Witness
                                         By: /s/ Braxton P. Jones
                                         Name printed: Braxton P. Jones
                                         Title/position: President


-------------------------
Witness



STATE OF FLORIDA
COUNTY OF MARION

     The foregoing instrument was acknowledged before me this 6th day of May, 1998 by Braxton P. Jones, as authorized representative of IMAGICA ENTERTAINMENT, INC., who is personally known to me or who has produced _______________ as identification and who did/did not take an oath.

[SEAL]                    Signature:  /s/ Tracie M. Dawson
                          Print Name:
                          Title/ Rank:
                          My commission expires: 6-12-99